                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


      Date of report (Date of earliest event reported): January 10, 1997



                       APERTUS TECHNOLOGIES INCORPORATED
            (Exact name of registrant as specified in its charter)


           Minnesota                  0-12378            41-1349953
(State or other jurisdiction of     (Commission       (I.R.S. Employer
incorporation or organization)      File Number)     Identification No.)


7275 Flying Cloud Drive, Eden Prairie, Minnesota           55344
    (Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code: (612) 828-0300


                                Not Applicable
        (Former name or former address, if changed since last report.)

Item 2.   Acquisition or Disposition of Assets.

          On January 10, 1997, Apertus Technologies Incorporated (the "Company") sold its MQView product line to Candle Corporation, a California corporation ("Candle"), pursuant to a letter agreement (as amended, the "Agreement") between the Company and Candle. As a result of the sale, Candle paid $7.4 million in cash for assets, including technology, intellectual property, hardware, software and goodwill, related to the Company's MQView product, a standards-based system management software product for centralized installation, configuration and monitoring of IBM's MQSeries messaging software in a distributed computing environment.

          Copies of the letter agreement and the amendment thereto are included as Exhibit Nos. 2.1 and 2.2 hereto.

Item 7.   Financial Statements and Exhibits.

     (b)  Pro Forma Financial Information

          Pro Forma Condensed Balance Sheet as of March 31, 1996 (Unaudited)

          Pro Forma Condensed Statement of Operations for the Year Ended
               March 31, 1996 (Unaudited)

          Pro Forma Condensed Balance Sheet as of September 29, 1996 (Unaudited)

          Pro Forma Condensed Statement of Operations for the Year Ended
               September 29, 1996 (Unaudited)

          Notes to Pro Forma Condensed Financial Information (Unaudited)

     (c)  Exhibits

          2.1 Letter Agreement between the Company and Candle Corporation, dated as of December 27, 1996.

          2.2 Amendment No. 1 to Letter Agreement between the Company and Candle Corporation, dated as of January 10, 1997.

                   PRO FORMA CONDENSED FINANCIAL INFORMATION
                                  (UNAUDITED)


     The following unaudited pro forma condensed financial information presents the estimated effects of the sale by the Company of its MQView product line to Candle. The pro forma information assumes that the sale had occurred as of the beginning of the respective periods presented in the Pro Forma Condensed Statements of Operations. In the case of the Pro Forma Condensed Balance Sheets, the sale is reflected on a pro forma basis as if it occurred on the dates presented. The information presented in the following pro forma financial statements reflects the financial statements of the Company as of and for the periods ended March 31, 1996 (the end of the Company's last fiscal year) and September 29, 1996 (the end of the Company's most recently reported quarter).

     The following pro forma financial data is not necessarily indicative of the results of the future operations of the Company. In the opinion of the Company's management, all adjustments necessary to present fairly such pro forma financial statements have been in the terms and structure of the transaction.


            PRO FORMA CONDENSED BALANCE SHEET AS OF MARCH 31, 1996
                                (In Thousands)
                                  (Unaudited)

                                                     Apertus      Pro Forma
                                                    Historical   Adjustments    Pro Forma
                                                    ---------    -----------    ----------
ASSETS
    Current Assets:
      Cash and cash equivalents                       $5,455        $7,400  (1)   $12,855
      Cash in escrow                                  $1,539                       $1,539
      Marketable securities                           $4,318                       $4,318
      Accounts receivable - net                      $14,216                      $14,216
      Note receivable                                 $8,700                       $8,700
      Inventories                                     $3,881                       $3,881
      Installment receivables - net                   $1,018                       $1,018
      Other                                             $388           ($9) (2)      $379
                                                     -------        -------       -------
      Total Current Assets                           $39,515        $7,391        $46,906

    Property and equipment - net                      $5,005         ($254) (3)    $4,751
    Capitalized software                              $6,286                       $6,286
    Installment receivables - net of current portion  $1,310                       $1,310
    Goodwill - net                                    $1,697                       $1,697
    Other                                               $876                         $876
                                                     -------        ------        -------
    TOTAL ASSETS                                     $54,689        $7,137        $61,826
                                                     =======        ======        =======

LIABILITIES AND SHAREHOLDERS EQUITY
    Current Liabilities:
      Accounts Payable                                $5,100                       $5,100
      Accrued Expenses                                $6,029                       $6,029
      Deferred Revenue                                $4,255                       $4,255
      Note Payable                                    $1,000                       $1,000
      Debt                                            $8,976                       $8,976
                                                     -------        ------        -------
      Total Current Liabilities                      $25,360            $0        $25,360

    Shareholders Equity:
      Common stock                                      $701                         $701
      Additional paid-in capital                     $57,062                      $57,062
      Retained deficit                              ($28,237)       $7,137  (4)  ($21,100)
      Unearned compensation                            ($197)                       ($197)
                                                     -------        ------        -------
      Total Shareholders Equity                      $29,329        $7,137        $36,466
                                                     -------        ------        -------
TOTAL LIABILITIES AND SHAREHOLDERS EQUITY            $54,689        $7,137        $61,826
                                                     ========       ======        =======

                           (See Accompanying Notes)


                  PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED MARCH 31, 1996
                     (In thousands, except per share data)
                                  (Unaudited)

                                         Apertus        Pro Forma
                                        Historical     Adjustments      Pro Forma
                                        -----------     ----------     ------------
REVENUES
  Sales                                    $37,666      ($1,513)  (5)      $36,153
  Rentals and Services                     $11,653        ($920)  (5)      $10,733
                                        -----------     ----------     ------------
     Total Revenues                        $49,319      ($2,433)           $46,886

COSTS AND EXPENSES
  Cost of sales                            $18,368      ($1,252)  (5)      $17,116
  Research, development and engineering    $11,195        ($831)  (5)      $10,364
  Selling, general and administrative      $21,937        ($708)  (5)      $21,229
  Other charges                             $5,820                          $5,820
                                        -----------     ----------     ------------
     Total costs and expenses              $57,320      ($2,791)           $54,529
                                        -----------     ----------     ------------
Income (Loss) From Operations              ($8,001)        $358            ($7,643)

  Other Income (Expense)                      $714           $0               $714
                                        -----------     ----------     ------------
Income (Loss) Before Income Tax            ($7,287)        $358            ($6,929)

  Provision for Income Taxes                 ($203)          $0              ($203)
                                        -----------     ----------     ------------
Net Income (Loss)                          ($7,490)        $358            ($7,132)
                                        ===========     ==========     ============

Net Income Per Common and Common
  Equivalent Share                          ($0.54)                         ($0.51)
                                        ===========                    ============

Weighted Average Number of Common and
  Common Equivalent Shares Outstanding  13,897,000                      13,897,000
                                        ===========                    ===========


Note: Prior year amounts have been restated to conform to the current year presentation.

                           (See Accompanying Notes)


          PRO FORMA CONDENSED BALANCE SHEET AS OF SEPTEMBER 29, 1996
                                (In Thousands)
                                  (Unaudited)

                                                   Apertus       Pro Forma
                                                  Historical    Adjustments    Pro Forma
                                                  ----------    -----------    ----------
ASSETS
  Current Assets:
    Cash and cash equivalents                        $5,717       $7,400  (1)     $13,117
    Cash in escrow                                     $781                          $781
    Marketable securities                              $552                          $552
    Accounts receivable - net                       $17,452                       $17,452
    Note receivable                                      $0                            $0
    Inventories                                      $3,844                        $3,844
    Installment receivables - net                      $646                          $646
    Other                                              $511          ($9) (2)        $502
                                                   --------       ------         --------
    Total Current Assets                            $29,503       $7,391          $36,894

  Property and equipment - net                       $4,586        ($238) (3)      $4,348
  Capitalized software                               $6,633        ($188) (6)      $6,445
  Installment receivables - net of current portion   $1,255                        $1,255
  Goodwill - net                                     $1,561                        $1,561
  Other                                                  $0                            $0
                                                   --------       ------         --------
  TOTAL ASSETS                                      $43,538       $6,965          $50,503
                                                   ========       ======         ========

LIABILITIES AND SHAREHOLDERS EQUITY
  Current Liabilities:
    Accounts Payable                                 $4,850                        $4,850
    Accrued Expenses                                 $6,134                        $6,134
    Deferred Revenue                                 $3,746                        $3,746
    Note Payable                                     $1,000                        $1,000
    Debt                                                 $0                            $0
                                                   --------       ------         --------
    Total Current Liabilities                       $15,730           $0          $15,730

  Shareholders Equity:
    Common stock                                       $706                          $706
    Additional paid-in capital                      $57,312                       $57,312
    Retained deficit                               ($30,051)      $6,965 (4)     ($23,086)
    Unearned compensation                             ($159)                        ($159)
                                                   --------       ------         --------
    Total Shareholders Equity                       $27,808       $6,965          $34,773
                                                   --------       ------         --------
TOTAL LIABILITIES AND SHAREHOLDERS EQUITY           $43,538       $6,965          $50,503
                                                   ========       ======         ========

(See accompanying notes)


                  PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 29, 1996
                     (In thousands, except per share data)
                                  (Unaudited)

                                         Apertus         Pro Forma
                                        Historical      Adjustments      Pro Forma
                                       -------------    -----------    -------------
REVENUES
  Sales                                     $15,522        ($2,316) (7)      $13,206
  Rentals and Services                       $5,493          ($390) (7)       $5,103

     Total Revenues                         $21,015        ($2,706)          $18,309
                                         -----------     ----------       ----------
COSTS AND EXPENSES
  Cost of sales                              $7,376          ($555) (7)       $6,821
  Research, development and engineering      $4,530          ($828) (7)       $3,702
  Selling, general and administrative       $11,037          ($569) (7)      $10,468
                                         -----------     ----------       ----------
     Total costs and expenses               $22,943        ($1,952)          $20,991
                                         -----------     ----------       ----------
Income (Loss) From Operations               ($1,928)         ($754)          ($2,682)

  Other Income (Expense)                       $214             $0              $214
                                         -----------     ----------       ----------
Income (Loss) Before Income Tax             ($1,714)         ($754)          ($2,468)

  Provision for Income Taxes                  ($100)            $0             ($100)
                                         -----------     ----------       ----------
Net Income (Loss)                           ($1,814)         ($754)          ($2,568)
                                         ===========     ==========       ==========

Net Income Per Common and Common
  Equivalent Share                           ($0.13)                          ($0.18)
                                         ===========                      ==========

Weighted Average Number of Common and
  Common Equivalent Shares Outstanding   14,083,000                       14,083,000
                                         ===========                      ==========

(See accompanying Notes)

              NOTES TO PRO FORMA CONDENSED FINANCIAL INFORMATION
                                  (Unaudited)

(1) To reflect the consideration received from the sale of the MQView business.
(2) Represents the write off of the prepaid deposits on the Long Island facility assumed by Candle.
(3) Represents the write off of fixed assets associated with the MQView business.
(4) Equals purchase price of $7,400 less the assets written off related to the MQView business.
(5) To remove the operational impacts of the MQView business in FY'96.
(6) Represents the write off of capitalized software associated with the MQView business.
(7) To remove the operational impacts of the MQView business through the second quarter of FY'97.

Signature
---------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: January 24, 1997

                                       APERTUS TECHNOLOGIES INCORPORATED



                                       By /s/ Julie Cummins Brady
                                          ---------------------------------
                                          Julie Cummins Brady
                                          Corporate Vice President, Secretary
                                          and General Counsel

                               INDEX TO EXHIBITS
                               -----------------

Exhibits                                                                Page No.
--------                                                                --------

2.1 Letter Agreement between the Company and Candle Corporation, dated as of December 27, 1996.

2.2 Amendment No. 1 to Letter Agreement between the Company and Candle Corporation, dated as of January 10, 1997.